UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WAYNE SAVINGS BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

            N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with proxy materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

The registrant is filing definitive additional materials to amend the proxy cards included in the Proxy Statement filed on March 24, 2017. The proxy materials delivered to the registrant’s shareholders include the attached proxy cards. The text of the proposals on the proxy cards, and the Proxy Statement itself, remains unchanged.

WHITE PROXY
WAYNE SAVINGS BANCSHARES, INC. ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2017
THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints the full board of directors, with full powers of substitution, to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote, as designated below, at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on May 25, 2017.
Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wayne Savings Bancshares, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This WHITE proxy may also be revoked by sending written notice to the Secretary of Wayne Savings Bancshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.
CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE
? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.?
Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting to be Held on May 25, 2017
The proxy statement and the annual report to shareholders on Form 10-K are available at: www.viewproxy.com/waynesavings/2017

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election as directors of all nominees listed (except as marked to the contrary)

   For three-year term expiring in 2020:

   01 DANIEL R. BUEHLER
   02 DEBRA A. MARTHEY

   ☐ FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

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2. Advisory approval of executive compensation of our named executive officers.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. The ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2017.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING ☐

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND "FOR" PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Date: ______________________________

____
Signature

____
Signature (if held jointly)

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated March 27, 2017 and an annual report (containing audited financial statements).
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card. If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 24, 2017.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone



INTERNET
Vote Your Proxy on the Internet:
Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.



TELEPHONE
Vote Your Proxy by Phone:
Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.



MAIL
Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

401(k) VOTING INSTRUCTION BALLOT WAYNE SAVINGS BANCSHARES, INC.
MAY 25, 2017
THIS VOTING INSTRUCTION BALLOT IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby instructs the Trustees of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my 401(k) Plan account as of March 27, 2017 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, May 25, 2017 at 10:00 a.m., local time, or at any adjournment thereof.
CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE
? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.?
Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting to be Held on May 25, 2017
The proxy statement and the annual report to shareholders on Form 10-K are available at: www.viewproxy.com/waynesavings/2017

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE MARK VOTES AS IN THIS EXAMPLE
1. Election of directors for three-year term
Nominees for a three-year term expiring in 2020:
01 DANIEL R. BUEHLER
02 DEBRA A. MARTHEY
For withhold FOR ALL EXCEPT
FOR AGAINST ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
2. Advisory approval of executive compensation of our named executive officers.
3. Proposal to ratify the appointment of BKD, LLP as independent registered public accounting rm for the year ending December 31, 2017.
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
Your telephone or internet vote authorizes the named trustees to vote your shares in the same manner as if you marked, signed and returned the 401(k) ballot card. If you have submitted your ballot by telephone or the Internet, there is no need for you to mail back your ballot card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 21, 2017.
CONTROL NUMBER
BALLOT VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or Telephone
4. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF BKD, LLP. THE SHARES REPRESENTED BY THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED WITH RESPECT TO A PARTICULAR PROPOSAL, THE SHARES REPRESENTED BY THIS BALLOT WILL BE VOTED IN THE SAME PROPORTION WITH RESPECT TO SUCH PROPOSAL AS OTHER PARTICIPANTS IN AND BENEFICIARIES OF THE PLAN ACTUALLY VOTE SHARES ALLOCATED TO THEM IN THE PLAN, SUBJECT TO THE TERMS OF THE PLAN AND APPLICABLE LAW.
Date: _______________________________________________________
Signature _____________________________________________________________
CONTROL NUMBER
DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
INTERNET
Vote Your Ballot on the Internet: Go to www.cesvote.com
Have your ballot card available when you access the above website. Follow the prompts to vote your shares.
TELEPHONE
Vote Your Ballot by Phone: Call 1 (888) 693-8683
Use any touch-tone telephone to vote your ballot. Have your ballot card available when you call. Follow the voting instructions to vote your shares.
MAIL
Vote Your Ballot by Mail:
Mark, sign, and date your ballot card, then detach it, and return it in the postage-paid envelope provided.

ESOP VOTING INSTRUCTION BALLOT WAYNE SAVINGS BANCSHARES, INC.
MAY 25, 2017
THIS VOTING INSTRUCTION BALLOT IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my ESOP account as of March 27, 2017 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on May 25, 2017 at 10:00 a.m., local time, or at any adjournment thereof.
CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE
? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.?
Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting to be Held on May 25, 2017
The proxy statement and the annual report to shareholders on Form 10-K are available at: www.viewproxy.com/waynesavings/2017

PLEASE MARK VOTES AS IN THIS EXAMPLE
1. Election of directors for three-year term
Nominees for a three-year term expiring in 2020:
01 DANIEL R. BUEHLER
02 DEBRA A. MARTHEY
2. Advisory approval of executive compensation of our named executive officers.
3. Proposal to ratify the appointment of BKD, LLP as independent registered public accounting rm for the year ending December 31, 2017.
4. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF BKD, LLP. THE SHARES REPRESENTED BY THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED WITH RESPECT TO A PARTICULAR PROPOSAL, THE SHARES REPRESENTED BY THIS BALLOT WILL BE VOTED IN THE SAME PROPORTION WITH RESPECT TO SUCH PROPOSAL AS OTHER PARTICIPANTS IN AND BENEFICIARIES OF THE PLAN ACTUALLY VOTE SHARES ALLOCATED TO THEM IN THE PLAN, SUBJECT TO THE TERMS OF THE PLAN AND APPLICABLE LAW.
Date: _______________________________________________________
Signature _____________________________________________________________
CONTROL NUMBER
DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
Your telephone or internet vote authorizes the named trustees to vote your shares in the same manner as if you marked, signed and returned the ESOP ballot card. If you have submitted your ballot by telephone or the Internet, there is no need for you to mail back your ballot card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 21, 2017.
CONTROL NUMBER
BALLOT VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or Telephone
INTERNET
Vote Your Ballot on the Internet: Go to www.cesvote.com
Have your ballot card available when you access the above website. Follow the prompts to vote your shares.
TELEPHONE
Vote Your Ballot by Phone: Call 1 (888) 693-8683
Use any touch-tone telephone to vote your ballot. Have your ballot card available when you call. Follow the voting instructions to vote your shares.
MAIL
Vote Your Ballot by Mail:
Mark, sign, and date your ballot card, then detach it, and return it in the postage-paid envelope provided.
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.